UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2010

ViewCast.com, Inc.
(Exact name of registrant as specified in its charter)

0-29020
(Commission File Number)

Delaware	75-2528700
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3701 W. Plano Parkway, Suite 300
Plano, Texas 75075
(Address of principal executive offices, with zip code)

(972) 488-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 30, 2010, ViewCast.com, Inc. issued a press release announcing Adrian Giuhat’s appointment to the position of Senior Vice President of Product Development and Chief Technology Officer effective September 6, 2010.  A copy of the press release announcing this matter is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1.    Press Release issued August 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewCast.com, Inc.

Date: August 30, 2010	By:	/s/ Laurie L. Latham
Laurie L. Latham
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued August 30, 2010